UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 29, 2018

First BanCorp.

(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico		00908-0146
(Address of Principal Executive Offices)		(Zip Code)

(787) 729-8200

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(d) Election of Directors

On August 29, 2018, the Board of Directors of First BanCorp. (the “Corporation”) and FirstBank Puerto Rico (the “Bank”), the Corporation’s wholly owned subsidiary bank, elected Mr. Daniel E. Frye to serve as a director on the Corporation’s and the Bank’s Board of Directors effective August 29, 2018.

On August 29, 2018, the Corporation and Mr. Frye entered into an Offer Letter pursuant to which Mr. Frye will be entitled to compensation and benefits that are the same as those to which all of the Corporation’s directors, other than the Corporation’s Chair, are entitled.

Mr. Frye is a former special advisor and area director of the Federal Deposit Insurance Corporation (the “FDIC”), with over forty years of experience in the banking industry. Prior to retiring in December 2016, Mr. Frye held various positions within the FDIC, including Bank Examiner, Regional Manager, Area Director and Special Advisor. From August 2014 to December 2016, Mr. Frye served as Special Advisor in the FDIC. From 2002 to August 2014, he served as Area Director of the FDIC’s Boston Area Office, where he directed the risk management supervisory activities for the six New England states and served as acting Regional Director for the FDIC’s New York Region for approximately two years during this timeframe, with responsibility for both the risk management and consumer protection supervisory programs. Mr. Frye has served as an independent director of the privately-held Shinhan Bank America since April 2017.

The Board committees on which Mr. Frye will serve, if any, have not been determined.

A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit Index

Exhibit	Description of Exhibit

10.1	Offer Letter between First BanCorp. and Daniel E. Frye, dated August 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2018	First BanCorp.

	By:	/s/ Lawrence Odell
	Name:	Lawrence Odell
	Title:	EVP and General Counsel

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